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                                                                    EXHIBIT 99.1

                             PEOPLES BANKCORP, INC.

                            FORM OF VOTING AGREEMENT

         This Voting Agreement, dated as of May 6, 2003 ("Agreement"), is by and between Community Bank System, Inc., a Delaware corporation ("CBSI"), and the undersigned shareholder ("Shareholder") of Peoples Bankcorp, Inc., a New York corporation ("PBI").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, CBSI and PBI entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of PBI with and into CBSI. Pursuant to the Merger, shares of capital stock of PBI will be converted into cash merger consideration on the basis described in the Merger Agreement.

         B. The Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of such number of shares of the outstanding common stock of PBI as is indicated on the final page of this Agreement (the "Shares").

         C. As a material inducement to enter into the Merger Agreement, CBSI desires the Shareholder to agree, and the Shareholder is willing to agree, to vote the Shares and any other such shares of capital stock of PBI subsequently acquired by the Shareholder so as to facilitate consummation of the Merger as provided in this Agreement.

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1.       Agreement to Vote Shares; Additional Purchases.

                  1.1 Agreement to Vote Shares. At every meeting of the shareholders of PBI called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of PBI with respect to any of the following, Shareholder shall vote the Shares and any New Shares (as defined below) in favor of adoption and approval of the Merger Agreement and the Merger.

                  1.2 Agreement to Retain Shares. Shareholder shall not transfer, sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares.

                  1.3 Additional Purchases. Shareholder agrees that any shares of capital stock of PBI that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Expiration Date (as defined below) ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

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         2.       Representations and Warranties of the Shareholder. Shareholder
(i) is the beneficial owner of the Shares, which at the date hereof are (except to the extent set forth in a schedule delivered herewith) free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of PBI other than the Shares (excluding shares as to which Shareholder currently disclaims beneficial ownership in accordance with applicable law and shares subject to stock options held by Shareholder); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement.

         3. Additional Documents. Shareholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of CBSI, to carry out the intent of this Agreement.

         4. Consent and Waiver. Shareholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Shareholder is a party or pursuant to any rights Shareholder may have.

         5. Termination. This Agreement shall terminate and shall have no further force or effect as of the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (ii) such date and time as the Merger Agreement shall have been terminated pursuant to Article VII thereof (the "Expiration Date").

         6.       Miscellaneous.

                  6.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  6.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

                  6.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  6.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that CBSI will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to CBSI upon any such violation, CBSI shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to CBSI at law or in equity.

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                  6.5      Notices. All notices, requests, claims, demands and
other communications hereunder shall be in writing and sufficient if delivered in person, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

                  If to CBSI:                Community Bank System, Inc.
                                             5790 Widewaters Parkway
                                             DeWitt, New York 13214
                                             Attn: President and Chief Executive
                                             Officer

                  With a copy to:            Bond, Schoeneck & King, PLLC
                                             One Lincoln Center
                                             Syracuse, New York 13202
                                             Attn: George J. Getman, Esq.

                  If to the Shareholder:     To the address for notice set forth
                                             on the last page hereof.

                  With a copy to:            Stradley Ronon Stevens & Young, LLP
                                             1220 19th Street, NW
                                             Suite 700
                                             Washington, D.C. 20036
                                             Attn: Gary R. Bronstein, Esq.

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

                  6.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to the principles of conflict of laws thereof).

                  6.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                  6.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  6.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

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         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                                        COMMUNITY BANK SYSTEM, INC.

                                        By:  ________________________________

                                        Title: _______________________________

                                        SHAREHOLDER:

                                        By: ________________________________

                                        By: ________________________________
                                          (All owners must sign if shares are
                                           jointly owned)

                                        Shareholder's Address for Notice:

                                        ____________________________________

                                        ____________________________________

                                        ____________________________________

                                        ________ Shares of Common Stock
                                                 Beneficially Owned:

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